UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT
                             _______________________

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               October 30, 2012

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      325 John H. McConnell Blvd, Suite 200, Columbus, Ohio         43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Item 4.01.    Changes in Registrant's Certifying Accountant
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(a), (b) The Audit Committee of the Board of Directors (the "Audit Committee")
of Diamond Hill Investment Group, Inc. (the "Company") recently conducted a comprehensive process to determine the Company's independent registered public accounting firm for the Company's 2012 fiscal year. The Audit Committee invited eight accounting firms to participate in this process, including Plante & Moran PLLC ("Plante & Moran"), the Company's independent registered public accounting firm since November 2005. As a result of this process and following careful deliberation, on October 24, 2012, the Audit Committee approved the engagement of KPMG LLP ("KPMG"), as the Company's independent registered public accounting firm for the Company's fiscal year ending December 31, 2012. On October 25, 2012, Plante & Moran was informed that it had been dismissed as the Company's independent registered public accounting firm. KPMG's engagement and Plante & Moran's dismissal are effective upon the filing of the Company's September 30, 2012 Form 10-Q, which is expected to be filed on or about Friday, November 2, 2012.

Plante & Moran's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2010 and December 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. Plante & Moran's reports on the effectiveness of internal control over financial reporting as of December 31, 2010 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2010 and December 31, 2011 and in the subsequent interim period through the date of this Current Report on Form 8-K (the "Form 8-K"), there were (i) no disagreements between the Company and Plante & Moran on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Plante & Moran's satisfaction, would have caused Plante & Moran to make reference to the subject matter of the disagreement in connection with its reports for such years and interim period, and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 31, 2010 and December 31, 2011 and in the subsequent interim period through the date of this Form 8-K, neither the Company nor anyone on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, (iii) any matter that was the subject of a "disagreement" within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iv) any "reportable event" within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided Plante & Moran with a copy of the disclosures the Company is making in this Form 8-K prior to the time the Form 8-K was filed with the Securities and Exchange Commission (the "SEC"). The Company requested that Plante & Moran furnish the Company with a letter addressed to the SEC stating whether or not Plante & Moran agrees with the statements made herein. A copy of such letter, dated October 29, 2012, is filed as Exhibit 16.1 hereto.


Item 9.01   Financial Statements and Exhibits
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(c) Exhibits

Exhibit No.   Document
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16.1          Letter from Plante & Moran PLLC to the Securities and Exchange
              Commission dated October 29, 2012.

                                    SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: October 30, 2012	                    By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                            Officer and Secretary